UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21582

Madison / Claymore Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
Madison / Claymore Covered Call & Equity Strategy Fund
2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 - December 31, 2011

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
December 31, 2011

Madison/Claymore Covered Call & Equity Strategy Fund

MCN

Madison Investment Advisors

GUGGENHEIM

www.guggenheimfunds.com/mcn

... your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call & Equity Strategy Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mcn, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Madison Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Dear Shareholder |

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended December 31, 2011.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund’s portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents. The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the Fund’s selection criteria.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2011, the Fund provided a total return based on market price of -9.99% and a total return based on NAV of -4.37%. As of December 31, 2011, the Fund’s market price of $7.47 per share represented a discount of 13.64% to its NAV of $8.65 per share. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $125 billion in assets under management and supervision.

Madison Asset Management, LLC (“MAM” or the “Investment Manager”), a wholly owned subsidiary of Madison Investment Advisors, Inc., is the Fund’s investment manager. Founded in 1974, Madison Investment Advisors, Inc. is an independently owned firm that, together with its affiliates, manages approximately $16 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of December 31, 2011.

The Fund paid quarterly distributions of $0.18 per common share in February, May, August and November of 2011. The most recent dividend represents an annualized distribution rate of 9.64% based on the Fund’s last closing market price of $7.47 as of December 31, 2011.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 27 of the Fund’s annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market

Annual Report l December 31, 2011 l 3

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Dear Shareholder continued

price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about the Investment Manager’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www. guggenheimfunds.com/mcn.

Sincerely,

Kevin M. Robinson

Chief Executive Officer and Chief Legal Officer
Madison/Claymore Covered Call & Equity Strategy Fund

January 31, 2012

4 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Questions & Answers |

Madison Asset Management, LLC (“MAM” or the “Investment Manager”) is pleased to address the results of the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) for the fiscal year ended December 31, 2011.

MAM, a subsidiary of Madison Investment Advisors, Inc., together with its affiliates, manages approximately $16 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of December 31, 2011.

Before discussing performance, please describe the Fund’s investment objective and explain how MAM’s investment strategy seeks to achieve it.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of MAM, selling at reasonable prices in relation to their long-term earnings growth rates. The Fund may also invest in mid-cap stocks. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

The Fund is managed by two teams of investment professionals at MAM. MAM regards these teams as a “right hand” and “left hand,” meaning they work together to make common stock and option decisions. Fundamental analysis is used to select solid companies with good growth prospects and attractive valuations. MAM then seeks attractive call options to write on those stocks. It is the Investment Manager’s belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The Investment Manager seeks to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As a bottom-up investor, MAM focuses on the fundamental businesses of the companies under consideration for investment. This stock selection philosophy strays away from the “beat the street” mentality, as MAM seeks companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, MAM seeks to bring elements of consistency, stability and predictability to the Fund’s shareholders.

Once attractive and solid names are selected for the Fund, a call writing strategy is employed. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What happened in the market during 2011?

The year began with considerable optimism, as stock indices rose briskly in the first quarter, a continuation of the upward trend that began in the summer of 2010. Stock prices had on their side the strength of corporate profits and balance sheets combined with reasonable market valuations as measured by price/earnings ratios. But these positives were continuously tested by extraneous events as the year moved forward. The first blow came with the chain reaction of freedom movements in the Middle East and North Africa. Change and uncertainty are never well received by stock markets, particularly given the potentially negative effect on oil prices. The tragic earthquake and tsunami in Japan soon followed, with the recognition this much damage to one of the world’s largest economies would likely have serious global impact. During this period, equity markets ended their upward trend and moved

Annual Report l December 31, 2011 l 5

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

sideways with an uptick in volatility. The U.S. debt downgrade in early August coupled with intensifying risks in Europe resulted in a meaningful market correction and a steep increase in volatility. Beyond the initial impact of the downturn, the second half of the year was focused primarily on the European debt crisis and its potential to negatively impact global economic growth. During this phase, stock prices fluctuated extensively but recovered from the correction and resumed an upward bias, particularly as the calendar year came to a close. Despite what appeared to be a very troubling year with significant uncertainty, the S&P 500 Index (“S&P 500”) managed a 2.09% return while the CBOE S&P BuyWrite Index (“BXM”), representing a passive covered call strategy on the S&P 500, returned 5.72% aided by a very strong December.

As the stock market began its long recovery from the March 2009 lows, volatility had steadily declined from historic highs and trended lower since then with only minor interruptions. With the exception of short-lived spikes due to the North Africa and Japan situations, the CBOE Market Volatility Index (“VIX”), which shows the market’s expectation of 30-day volatility, remained in the 15 to 20 range for much of the first half of 2011. The ensuing correction in the stock market raised fear levels significantly and the VIX surged above the 45 level. As the dust settled toward year end, volatility, again, retreated steadily and ended the year at 23.4. Despite the decline from recent highs, volatility will likely remain elevated given the abundance of ongoing economic and geo-political uncertainty.

How did the Fund perform during 2011?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2011, the Fund provided a total return based on market price of -9.99% and a total return based on NAV of -4.37%. As of December 31,

2011, the Fund’s market price of $7.47 per share represented a discount of 13.64% to its NAV of $8.65 per share. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. During 2011, the Fund’s market price discount to NAV ranged from 7.3% to 14.9%.

The Fund paid quarterly distributions of $0.18 per common share in February, May, August and November of 2011. The most recent dividend represents an annualized distribution rate of 9.64% based on the Fund’s last closing market price of $7.47 as of December 31, 2011.

What were the main determinants of the Fund’s performance during the year?

Although the Fund’s performance lagged the S&P 500 and the BXM on a one year basis, much of the underperformance occurred during the first quarter and early second quarter of the year as stock prices continued to trend higher. The S&P 500 surged over 30% from early September 2010 to mid-February 2011 causing many call options in the Fund to move deeply into the money (stock price moved above the option strike price). As a consequence, an unusually high level of the Fund’s equity holdings were assigned (sold by virtue of the call option being exercised), which resulted in an elevated level of cash. Given the unabated upward move in the market over the preceding five-month period and the Investment Manager’s disciplined valuation philosophy, the high levels of cash were not immediately reinvested because the Investment Manager considered valuation levels to be unattractive. As the equity prices continued to move higher through the middle of 2011, the Fund’s short-term relative performance suffered.

The Investment Manager is cognizant that cash levels cannot remain at elevated levels for an extended period of time, given the Fund’s objective of generating high current income from call writing. However, the

6 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

Investment Manager also believes that purchasing the underlying equity positions at reasonable, not extended, valuations is extremely important in generating sustainable long-term total returns. Short-term results can vary substantially from index or benchmark returns; however, longer-term results over a market cycle are more indicative of potential returns of this investment strategy.

As the market corrected in late July and early August, the cash level was reduced significantly as underlying stock valuations became more attractive. The duration of most short-term market moves is often impossible to gauge and the market continued to move down following the Fund’s new purchases. The entry point was, however, quite attractive relative to levels earlier in the year and the Fund benefitted as the markets trended higher through the end of the year.

Overall stock performance during the year was muted by the high level of correlation in the market and the Fund’s sector exposure. The Fund’s investment strategy is geared toward investing in sectors which have historically provided high quality growth opportunities, reasonable valuations and attractive option premiums. These sectors typically include information technology, consumer discretionary, health care and financials. In 2011, these sectors did not lead, with the exception of health care. Other defensive sectors such as utilities and consumer staples were the leaders as uncertainty prevailed. These sectors are under-represented in the Fund. Strong stock performance in the health care and consumer discretionary sectors and selective technology holdings helped to offset weakness in the financial sector.

Describe the Fund’s portfolio equity and option structure.

As of December 31, 2011, the Fund held 40 equity securities and unexpired covered call options had been written against 85.8% of the Fund’s stock holdings. During 2011, the Fund generated premiums of $16.1 million from its covered call writing activities. It is the strategy of the Fund to write “out-of-the-money” call options; as of December 31, 2011, 79% of the Fund’s call options (71 of 90 different options) remained “out-of-the-money”. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The Investment Manager has also begun writing options “closer-to-the-money” in order to capture higher premium income and provide the Fund added protection from a reversal in the market’s most recent upward trend.

In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets) also pursue an option strategy that includes the sale (writing) of put options on certain of the common stocks in the Fund’s portfolio. As of December 31, 2011, the Fund held two written put options –Best Buy Co., Inc. and Microsoft Corp. The total notional value of the contracts was less than 1.3% of the Fund’s total assets as of December 31, 2011.

Which sectors are prevalent in the Fund?

From a sector perspective, the Fund’s largest exposure as of December 31, 2011, was to the information technology (and technology related) sector, followed by health care, financials, consumer discretionary, energy and materials. The Fund had no representation in the consumer staples, telecommunication services and utilities sectors as of year end.

Annual Report l December 31, 2011 l 7

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

Discuss how risk is managed through the Fund’s investment process:

Risk management is a critical component of the Investment Manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

1. Focus on the underlying security. The Investment Manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the Investment Manager’s “growth-at-a-reasonable-price (GARP)” philosophy is specifically tuned to such valuation discipline.

2. Active covered call writing. The Investment Manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the Investment Manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear overvalued due to individual company strength or surging markets, the Investment Manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The Investment Manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the Investment Manager may sell options further out-of-the-money in order to allow the Fund to benefit from a market recovery. In such an environment, the Investment Manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.

3. Cash management and timing. Generally, the Investment Manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is unique relative to most equity portfolios as the short-term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock performance. Given the Investment Manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels; however, it is the Investment Manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

8 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

What is MAM’s outlook for the market and Fund for 2012?

Looking forward, although impressed with the resiliency of the U.S. economy, MAM expects below-average economic growth for 2012 as the debt deleveraging process continues. Many of the cautionary macroeconomic issues that hung over the start of 2011 still persisted at year end: weak housing, strained government budgets, and stagnant wage growth. Europe remained a wild card, and the progression of the debt crisis appears likely to lead to continued periods of “risk on” and “risk off” for global financial markets throughout the coming year. All told, MAM believes volatility is here to stay until the heightened level of global uncertainty begins to subside. In terms of stocks, although the year-end economic backdrop was far from optimal, MAM believes attractive valuations on high-quality U.S. and international stocks are reasonable. Filtering out the daily market “noise,” many high-quality multinationals appeared to offer good long-term return potential. When attractive valuations are paired with strong free cash flow generation and high earnings predictability, we believe high-quality companies offer the ideal characteristics to navigate through a growth challenged economic environment.

The Fund begins the new year with high quality, well diversified equity holdings, a relatively low level of cash and a high level of option coverage (percentage of the portfolio holdings with call options written). This positions the Fund well to weather the uncertainty surrounding the current investment environment.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility, is widely known as the VIX Index. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

Annual Report l December 31, 2011 l 9

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

MCN Risks and Other Considerations

The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk: The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Please see www.guggenheimfunds.com/mcn for a more detailed discussion about Fund risks and considerations.

10 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Fund Summary | As of December 31, 2011 (unaudited)

Fund Statistics
Share Price		$7.47
Common Share Net Asset Value		$8.65
Premium/(Discount) to NAV		-13.64%
Net Assets ($000)		$166,764

Total Returns
(Inception 7/28/04)	Market	NAV
One Year	-9.99%	-4.37%
Three Year - average annual	16.99%	13.44%
Five Year - average annual	-3.80%	-1.66%
Since Inception - average annual	0.18%	2.04%

		% of Long Term
Sector Breakdown*		Investments
Information Technology		26.7%
Health Care		20.0%
Financials		19.6%
Consumer Discretionary		15.5%
Energy		9.5%
Exchange Traded Funds		7.1%
Materials		1.6%

		% of Long-Term
Top Ten Holdings		Investments
Target Corp.		4.2%
Microsoft Corp		3.9%
Gilead Sciences, Inc.		3.8%
Wells Fargo & Co.		3.7%
State Street Corp.		3.6%
SPDR S&P MidCap 400 ETF Trust		3.5%
Powershares QQQ Trust, Series 1		3.5%
Cisco Systems, Inc.		3.4%
Google, Inc.		3.1%
Affiliated Managers Group, Inc.		3.0%

Sectors and holdings are subject to change daily. For more current information, please visit www.guggenheimfunds.com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

*Securities are classified by sectors that represent broad groupings of related industries.

% of Net
Portfolio Composition	Assets
Common Stocks	88.0%
Exchange Traded Funds	6.7%
Short-Term Investments	11.6%
Options Written	-3.9%
Other**	-2.4%
Net Assets	100.0%
**Represents other assets less liabilities.

Annual Report l December 31, 2011 l 11

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of Investments | December 31, 2011

Number
of Shares	Description	Value
	Long-Term Investments - 94.7%
	Common Stocks - 88.0%
	Consumer Discretionary - 14.6%
154,000	American Eagle Outfitters, Inc. (b)	$ 2,354,660
200,000	Best Buy Co., Inc. (b)	4,674,000
28,900	Home Depot, Inc. (b)	1,214,956
60,000	Kohl’s Corp. (b)	2,961,000
170,000	Lowe’s Cos., Inc. (b)	4,314,600
160,000	Staples, Inc. (b)	2,222,400
130,000	Target Corp. (b)	6,658,600
		24,400,216
	Energy - 9.0%
50,000	Apache Corp. (b)	4,529,000
100,000	Canadian Natural Resources, Ltd. (Canada) (b)	3,737,000
150,000	Petroleo Brasileiro SA, ADR (Brazil) (b)	3,727,500
45,000	Schlumberger, Ltd. (Curacao) (b)	3,073,950
		15,067,450
	Financials - 18.6%
50,000	Affiliated Managers Group, Inc.(a) (b)	4,797,500
475,000	Bank of America Corp. (b)	2,641,000
43,000	Goldman Sachs Group, Inc. (b)	3,888,490
240,000	Morgan Stanley (b)	3,631,200
140,000	State Street Corp. (b)	5,643,400
80,000	T Rowe Price Group, Inc. (b)	4,556,000
210,000	Wells Fargo & Co. (b)	5,787,600
		30,945,190
	Health Care - 18.9%
45,000	Celgene Corp.(a) (b)	3,042,000
150,600	Community Health Systems, Inc. (a) (b)	2,627,970
147,000	Gilead Sciences, Inc. (a) (b)	6,016,710
200,000	Mylan, Inc. (a) (b)	4,292,000
100,000	St. Jude Medical, Inc. (b)	3,430,000
80,000	Stryker Corp. (b)	3,976,800
100,000	Teva Pharmaceutical Industries, Ltd., ADR (Israel) (b)	4,036,000
78,037	Zimmer Holdings, Inc. (b)	4,168,737
		31,590,217
	Information Technology - 25.3%
160,000	Adobe Systems, Inc. (a) (b)	4,523,200
160,000	Applied Materials, Inc. (b)	1,713,600
300,000	Cisco Systems, Inc. (b)	5,424,000
540,300	Flextronics International, Ltd. (Singapore) (a) (b)	3,058,098
135,000	FLIR Systems, Inc. (b)	3,384,450
7,500	Google, Inc., Class A (a) (b)	4,844,250
180,000	Hewlett-Packard Co. (b)	4,636,800
235,000	Microsoft Corp. (b)	6,100,600
120,000	Symantec Corp. (a) (b)	1,878,000

Number
of Shares	Description	Value
45,000	Visa, Inc., Class A (b)	$ 4,568,850
124,000	Yahoo!, Inc. (a) (b)	2,000,120
		42,131,968
	Materials - 1.6%
70,000	Freeport-McMoRan Copper & Gold, Inc. (b)	2,575,300
	Total Common Stocks - 88.0%
	(Cost $174,687,983)	146,710,341
	Exchange Traded Funds - 6.7%
100,000	PowerShares QQQ Trust, Series 1 (b)	5,583,000
35,000	SPDR S&P MidCap 400 ETF Trust (b)	5,583,900
	(Cost $10,850,062)	11,166,900
	Total Long-Term Investments - 94.7%
	(Cost $185,538,045)	157,877,241
	Short-Term Investments - 11.6%
	Money Market Fund - 10.0%
16,651,102	Invesco Liquid Assets Money Market Fund
	(Cost $16,651,102)	16,651,102
Principal
Amount	Description	Value
	U.S. Government - 1.6%
$ 1,500,000	U.S. Treasury Note, 0.875%, 01/31/2012 (b)	1,501,073
1,200,000	U.S. Treasury Note, 1.50%, 07/15/2012 (b)	1,209,235
	(Cost $2,710,264)	2,710,308
	Total Short-Term Investments - 11.6%
	(Cost $19,361,366)	19,361,410
	Total Investments - 106.3%
	(Cost $204,899,411)	177,238,651
	Liabilities in Excess of Other Assets - (2.4%)	(4,027,817)
	Total Value of Options Written - (3.9%) (Premiums received $9,336,591)	(6,446,733)
	Net Assets - 100.0%	$ 166,764,101

ADR - American Depositary Receipt
SA - Corporation
S&P - Standard & Poor’s

(a)	Non-income producing security.
(b)	All or a portion of this security is segregated as collateral for written options. As of December 31, 2011, the total amount segregated was $140,706,836.

See notes to financial statements.

12 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l PortfolioofInvestments continued

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Value
700	Adobe Systems, Inc.	January 2012	$ 29.00	$ (36,750)
590	Adobe Systems, Inc.	January 2012	34.00	(2,360)
210	Adobe Systems, Inc.	April 2012	28.00	(49,035)
100	Adobe Systems, Inc.	July 2012	30.00	(21,850)
300	Affiliated Managers Group, Inc.	June 2012	105.00	(196,500)
600	American Eagle Outfitters, Inc.	February 2012	13.00	(144,000)
740	American Eagle Outfitters, Inc.	February 2012	14.00	(118,400)
200	American Eagle Outfitters, Inc.	May 2012	15.00	(29,500)
350	Apache Corp.	January 2012	110.00	(2,975)
150	Apache Corp.	July 2012	95.00	(125,625)
800	Applied Materials, Inc.	January 2012	12.50	(800)
400	Applied Materials, Inc.	April 2012	12.00	(11,400)
400	Applied Materials, Inc.	April 2012	13.00	(4,400)
2,000	Bank of America Corp.	January 2012	9.00	(2,000)
900	Bank of America Corp.	February 2012	8.00	(1,350)
933	Bank of America Corp.	April 2012	6.00	(41,518)
400	Best Buy Co., Inc.	January 2012	27.00	(3,400)
400	Best Buy Co., Inc.	January 2012	34.00	(600)
500	Best Buy Co., Inc.	June 2012	25.00	(82,000)
500	Canadian Natural Resources, Ltd.	January 2012	45.00	(2,500)
500	Canadian Natural Resources, Ltd.	March 2012	40.00	(77,500)
450	Celgene Corp.	January 2012	60.00	(349,875)
500	Cisco Systems, Inc.	January 2012	19.00	(7,750)
1,000	Cisco Systems, Inc.	April 2012	17.00	(184,000)
1,000	Cisco Systems, Inc.	July 2012	20.00	(86,500)
400	Community Health Systems, Inc.	June 2012	20.00	(53,000)
500	Flextronics International, Ltd.	April 2012	7.00	(5,500)
500	Flextronics International, Ltd.	July 2012	6.00	(28,250)
600	FLIR Systems, Inc.	January 2012	26.00	(21,000)
750	FLIR Systems, Inc.	April 2012	27.00	(82,500)
200	Freeport-McMoRan Copper & Gold, Inc.	January 2012	50.00	(200)
454	Freeport-McMoRan Copper & Gold, Inc.	May 2012	41.00	(99,880)
300	Gilead Sciences, Inc.	January 2012	44.00	(2,250)
300	Gilead Sciences, Inc.	February 2012	40.00	(63,450)
400	Gilead Sciences, Inc.	May 2012	40.00	(144,000)
270	Gilead Sciences, Inc.	August 2012	43.00	(79,515)
130	Goldman Sachs Group, Inc.	April 2012	115.00	(13,845)
75	Google, Inc.	June 2012	665.00	(311,625)
1,000	Hewlett-Packard Co.	May 2012	29.00	(109,500)
400	Hewlett-Packard Co.	August 2012	29.00	(70,800)
289	Home Depot, Inc.	January 2012	35.00	(205,190)
400	Kohl’s Corp.	January 2012	50.00	(42,000)
200	Kohl’s Corp.	July 2012	55.00	(36,500)
1,000	Lowe’s Cos., Inc.	January 2012	21.00	(440,000)
700	Lowe’s Cos., Inc.	January 2012	24.00	(113,050)
1,800	Microsoft Corp.	January 2012	27.50	(18,900)
250	Microsoft Corp.	April 2012	29.00	(6,750)
800	Morgan Stanley	January 2012	24.00	(800)
300	Mylan, Inc.	January 2012	19.00	(81,000)
200	Mylan, Inc.	January 2012	20.00	(38,400)

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Value
400	Mylan, Inc.	January 2012	$ 24.00	$ (6,800)
300	Mylan, Inc.	April 2012	22.00	(50,400)
400	Mylan, Inc.	July 2012	24.00	(56,000)
600	Petroleo Brasileiro SA	January 2012	30.00	(900)
300	Petroleo Brasileiro SA	January 2012	35.00	(300)
300	Petroleo Brasileiro SA	February 2012	25.00	(36,000)
300	Petroleo Brasileiro SA	April 2012	26.00	(43,500)
150	PowerShares QQQ Trust, Series 1	March 2012	56.00	(33,600)
750	PowerShares QQQ Trust, Series 1	March 2012	57.00	(128,625)
100	PowerShares QQQ Trust, Series 1	April 2012	56.00	(27,650)
450	Schlumberger, Ltd.	January 2012	85.00	(900)
300	SPDR S&P MidCap 400 ETF Trust	March 2012	155.00	(330,000)
50	SPDR S&P MidCap 400 ETF Trust	June 2012	162.00	(53,250)
300	St. Jude Medical, Inc.	January 2012	45.00	(1,500)
150	St. Jude Medical, Inc.	April 2012	40.00	(9,750)
300	St. Jude Medical, Inc.	April 2012	47.50	(1,500)
400	Staples, Inc.	January 2012	15.00	(3,000)
900	Staples, Inc.	January 2012	16.00	(4,500)
300	Staples, Inc.	June 2012	15.00	(24,750)
300	State Street Corp.	January 2012	47.00	(1,050)
500	State Street Corp.	February 2012	38.00	(177,500)
300	State Street Corp.	May 2012	41.00	(95,250)
300	State Street Corp.	August 2012	44.00	(87,000)
200	Stryker Corp.	January 2012	50.00	(21,000)
600	Stryker Corp.	March 2012	50.00	(142,500)
700	Symantec Corp.	January 2012	20.00	(700)
500	Symantec Corp.	July 2012	17.00	(52,000)
600	T Rowe Price Group, Inc.	January 2012	55.00	(175,500)
200	T Rowe Price Group, Inc.	January 2012	60.00	(11,000)
600	Target Corp.	January 2012	50.00	(106,500)
700	Target Corp.	January 2012	52.50	(32,550)
300	Teva Pharmaceutical Industries, Ltd.	March 2012	45.00	(12,300)
300	Teva Pharmaceutical Industries, Ltd.	June 2012	45.00	(32,400)
450	Visa, Inc.	January 2012	87.50	(642,375)
1,000	Wells Fargo & Co.	January 2012	30.00	(14,000)
500	Wells Fargo & Co.	April 2012	27.00	(120,500)
600	Wells Fargo & Co.	July 2012	29.00	(129,000)
1,240	Yahoo!, Inc.	January 2012	17.50	(32,860)
300	Zimmer Holdings, Inc.	January 2012	65.00	(1,500)
143	Zimmer Holdings, Inc.	March 2012	60.00	(8,580)
	Total Value of Call Options Written
	(Premiums received $9,161,514)			(6,359,483)
	Put Options Written
500	Best Buy Co., Inc.	June 2012	21.00	(75,500)
500	Microsoft Corp.	January 2012	25.00	(11,750)
	Total Value of Put Options Written
	(Premiums received $175,077)			(87,250)
	Total Value of Options Written
	(Premiums received $9,336,591)			$ (6,446,733)

See notes to financial statements.

Annual Report l December 31, 2011 l 13

MCN l Madison/Claymore Covered Call & Equity Strategy Fund
Statement of Assets and Liabilities | December 31, 2011

Assets
Investments, at value (cost $204,899,411)	$177,238,651
Dividends and interest receivable	199,892
Investments sold receivable	65,714
Other assets	3,902
Total assets	177,508,159
Liabilities
Options written, at value (premiums received of $9,336,591)	6,446,733
Investments purchased payable	2,203,950
Due to custodian	1,825,286
Investment advisory fee payable	70,563
Investment management fee payable	70,563
Fund accounting fee payable	4,735
Administration fee payable	3,881
Accrued expenses	118,347
Total liabilities	10,744,058
Net Assets	$166,764,101
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized, 19,268,423 shares issued and outstanding	$192,684
Additional paid-in capital	245,308,156
Accumulated net realized loss on investments and options	(53,965,837)
Net unrealized depreciation on investments and options	(24,770,902)
Net Assets	$166,764,101
Net Asset Value (based on 19,268,423 common shares outstanding)	$8.65

See notes to financial statements.

14 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund
Statement of Operations | For the year ended December 31, 2011

Investment Income
Dividends	$1,800,231
Interest	9,951
Total income		$1,810,182
Expenses
Investment advisory fee	884,875
Investment management fee	884,875
Professional fees	195,562
Trustees’ fees and expenses	123,209
Printing expenses	68,335
Custodian fee	48,908
Administrative fee	48,668
Fund accounting fee	46,255
Line of credit fees	30,498
NYSE listing fee	21,170
Transfer agent fee	18,974
Insurance	13,875
Miscellaneous	14,007
Total expenses		2,399,211
Net investment loss		(589,029)
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain on:
Investments		6,275,423
Options		7,770,992
Net change in unrealized appreciation (depreciation) on:
Investments		(28,728,969)
Options		7,484,038
Net realized and unrealized gain (loss) on investments and options		(7,198,516)
Net Decrease in Net Assets Resulting from Operations		$(7,787,545)

See notes to financial statements.

Annual Report l December 31, 2011 l 15

MCN l Madison/Claymore Covered Call & Equity Strategy Fund
Statement of Changes in Net Assets |
	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Increase (Decrease) in Net Assets Resulting from Operations
Net investment loss	$(589,029)	$(1,018,660)
Net realized gain (loss) on investments and options	14,046,415	(57,123,790)
Net unrealized appreciation (depreciation) on investments and options	(21,244,931)	75,047,907
Net increase (decrease) in net assets resulting from operations	(7,787,545)	16,905,457
Distributions to Common Shareholders
From and in excess of net investment income	(13,481,377)	–
Return of capital	(391,888)	(13,873,264)
	(13,873,265)	(13,873,264)
Total increase (decrease) in net assets	(21,660,810)	3,032,193

Net Assets:
Beginning of period	188,424,911	185,392,718
End of period (including accumulated undistributed net
investment income of $0 and $0, respectively)	$166,764,101	$188,424,911

See notes to financial statements.

16 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund
Financial Highlights |

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
Per share operating performance	December 31,		December 31,		December 31,		December 31,	December 31,
for a common share outstanding throughout the period	2011		2010		2009		2008	2007
Net asset value, beginning of period	$9.78		$9.62		$7.64		$13.02	$14.84
Investment operations
Net investment income (loss) (a)	(0.03)		(0.05)		(0.05)		–	0.17
Net realized and unrealized gain (loss) on investments and options	(0.38)		0.93		2.83		(4.20)	(0.67)
Total from investment operations	(0.41)		0.88		2.78		(4.20)	(0.50)
Distributions to Common Shareholders
From and in excess of net investment income	(0.70)		–		(0.80)		(1.18)	(1.32)
Return of capital	(0.02)		(0.72)		0.00	*	–	–
Total Distributions to Shareholders	(0.72)		(0.72)		(0.80)		(1.18)	(1.32)
Net asset value, end of period	$8.65		$9.78		$9.62		$7.64	$13.02
Market value, end of period	$7.47		$9.05		$8.89		$6.21	$11.41
Total investment return (b)
Net asset value	-4.37%		9.84%		39.00%		-34.53%	-3.81%
Market value	-9.99%		10.49%		61.01%		-38.12%	-16.85%
Ratios and supplemental data
Net assets end of period (thousands)	$166,764		$188,425		$185,393		$147,239	$250,781
Ratios to Average Net Assets:
Total expenses, excluding interest expense	1.36	%(c)	1.31	%(c)	1.42	%(c)	1.36%	1.25%
Total expenses, including interest expense	1.36	%(c)	1.31	%(c)	1.62	%(c)	1.62%	1.25%
Net investment income (loss), including interest expense	-0.33%		-0.56%		-0.57%		0.04%	1.20%
Portfolio Turnover	68%		60%		14%		33%	103%
Senior Indebtedness:
Total borrowings outstanding (in thousands)	N/A		N/A		N/A		$24,000	N/A
Asset coverage per $1,000 of indebtedness (d)	N/A		N/A		N/A		$7,135	N/A

*	Amount is less than $0.01

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions.

(c)
The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.02% for the year ended December 31, 2011 and 0.01% for the years ended December 31, 2010 and December 31, 2009.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report l December 31, 2011 l 17

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Notes to Financial Statements | December 31, 2011

Note 1 – Organization:

Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in accordance with procedures established in good faith by management and approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type.. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g.. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund did not have any Level 3 securities during the year ended December 31, 2011.

18 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at December 31, 2011.

Description (value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$146,711	$–	$–	$146,711
Exchange Traded Funds	11,167	–	–	11,167
Money Market Fund	16,651	–	–	16,651
U.S. Government	–	2,710	–	2,710
Total	$174,529	$2,710	$-	$177,239
Liabilities:
Written options	$6,447	$–	$–	$6,447
Total	$6,447	$–	$–	$6,447
There were no transfers between levels for the year ended December 31, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. In addition to its covered call strategy, the Fund may, to a lesser extent, pursue an option strategy that includes the writing (selling) of both put options and call options on certain of the common stocks in the Fund’s portfolio. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized loss to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

(e) Recent Accounting Pronouncement

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2011-04 (“ASU”), modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is

Annual Report l December 31, 2011 l 19

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements continued

therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment; provides certain administrative services; oversees the activities of Madison Asset Management, LLC (the “Investment Manager”); and provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and pays the compensation of all officers and the trustee of the Fund who are the Investment Manager’s affiliates. As compensation for these services, the Fund pays the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee, payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0175%
Next $500,000,000	0.0125%
Over $1,000,000,000	0.0100%

The Investment Manager receives a fund accounting fee based on the net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2011, the following reclassification was made to the capital accounts of the Fund, to reflect permanent book and tax differences relating to a net operating loss. Net investment income, net realized gains and net assets were not affected by these changes.

	Accumulated	Accumulated
	net realized	undistributed
Additional	loss on investments	net investment
paid-in capital	and options	income
$(14,070,406)	$ –	$14,070,406

20 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements continued

Information on the tax components of investments, as of December 31, 2011, is as follows:

Undistributed
Cost of			Net Tax	Net Tax		Long-Term
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized		Gain/(Accumulated)
for Tax	Unrealized	Unrealized	Depreciation on	Appreciation	Undistributed	Capital Loss
Purposes	Appreciation	Depreciation	Investments	on Derivatives	Ordinary Income	and Other
$204,929,503	$4,785,679	($32,476,531)	($27,690,852)	$2,889,858	$ –	($53,935,745)

As of December 31, 2011, for federal income tax purposes, the Fund anticipates utilizing $13,481,377 of capital loss carryforward (“CLCF”). The Fund had a remaining CLCF of $53,935,745 available to offset possible future capital gains, which is set to expire December 31, 2018. Such CLCF cannot be utilized prior to the utilization of new CLCF, if any, created after December 31, 2010. When the Fund utilizes CLCF’s to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year.

For the years ended December 31, 2011 and 2010, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2011	2010
Ordinary income	$13,481,377	$ –
Long-term capital gain	–	–
Return of capital	391,888	13,873,264
	$13,873,265	$13,873,264

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Regulated Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Note 5 – Investments in Securities:

During the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $114,407,352 and $104,183,845, respectively.

Note 6 – Derivatives:

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

Covered Call and Put Options

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Annual Report l December 31, 2011 l 21

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements continued

Transactions in written option contracts for the year ended December 31, 2011, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	35,722	$ 9,871,688
Options written during the year	72,538	16,100,713
Options expired during the year	(14,329)	(3,575,787)
Options closed during the year	(26,350)	(6,374,992)
Options exercised during the year	(22,657)	(6,685,031)
Options outstanding, end of year	44,924	$ 9,336,591

Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at December 31, 2011:

Statement of Assets and Liabilities Presentation of Fair Values of Derivatives (in $000s):

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk	–	–	Options written, at value	$6,447
Total		–		$6,447

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2011:

Effect of Derivative Instruments on the Statement of Operations (in $000s):

Change in
	Amount of	Unrealized
	Realized	Appreciation
	Gain (Loss) on	(Depreciation)
	Derivatives	on Derivatives
	Options	Options
Equity risk	$7,771	$7,484
Total	$7,771	$7,484

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding at December 31, 2011. There were no transactions in common shares during the years ended December 31, 2011 and 2010, including no shares issued in connection with the Fund’s dividend reinvestment plan.

Note 8 - Borrowings:

On April 30, 2008, the Fund entered into a $50,000,000 Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. Effective April 30, 2009, the $50,000,000 revolving credit agreement was reduced to $30,000,000, and on April 30, 2010, the revolving credit agreement was reduced further to $25,000,000. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow up to the lesser of the amount of the revolving credit facility or 20% of the Fund’s total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.25% with a minimum annual rate of 3.00%. An unused commitment fee of 0.125% is charged on the difference between the $25,000,000 credit agreement and the amount borrowed, which is included in “Line of credit fees” on the Statement of Operations. At December 31, 2011, and for the year then ended, there were no borrowings outstanding in connection with the Fund’s credit facility. The maturity date for the Revolving Credit Agreement is April 30, 2012.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) invest the proceeds of the loan. In addition, the

22 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l NotestoFinancialStatements continued

Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, maintain its status as a regulated investment company, maintain its classification as a “closed-end investment company” as defined in the 1940 Act, and maintain insurance with respect to its properties and business, including (a) fidelity bond coverage as is required by Rule 17g-1 promulgated under the 1940 Act, and (b) errors and omissions, and director and officer liability insurance.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 10 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On February 1, 2012, the Board of Trustees declared a quarterly dividend of $0.18 per common share. The dividend is payable February 29, 2012, to shareholders of record on February 15, 2012.

Annual Report l December 31, 2011 l 23

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of Madison/Claymore Covered Call & Equity Strategy Fund

We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call & Equity Strategy Fund (the Fund), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of Madison/Claymore Covered Call & Equity Strategy Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 24, 2012

24 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

The Fund recognized qualified dividend income of $1,771,820 during the fiscal year ended December 31, 2011. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,577,935 of investment income qualifies for the dividends-received deduction.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Results of Shareholder Votes

The Annual Meeting of the Shareholders of the Fund was held on July 26, 2011. Holders of the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”) voted on the election of Class I Trustees.

Voting results with respect to the election of Class I Trustees by holders of Common Shares are set forth below:

Name	# of Shares in Favor	# of Shares Withheld
Randall C. Barnes	15,620,986	494,531
Frank E. Burgess	15,618,080	497,437

The terms of the following Trustees of the Fund did not expire in 2011: James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence Wheeler.

Trustees

The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Number of
Portfolios In
Name, Address*,			The Fund
Year of Birth and	Term of Office**	Principal Occupation During	Complex***
Position(s) held	and Length of	the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer,	55	None.
Year of birth: 1951		PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Class I Trustee		and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).
James R. Imhoff, Jr.	Since 2004	Chairman and CEO of First Weber Group (1996-present).	1	Director, Park Bank. Trustee, the
Year of birth: 1944				Mosaic family of mutual funds and
5250 East				Madison Strategic Sector Premium
Terrace Drive				Fund.
Madison, WI 53718
Class II Trustee
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law,	57	None.
Year of birth: 1953		estate planning and business transactions (2000-present). Formerly, Executive
Class II Trustee		Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and	54	Trustee, Bennett Group of Funds
Year of birth: 1958		Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President		(2011-present).
Class III Trustee		of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager
of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President
and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Lorence Wheeler	Since 2004	Retired. Formerly, President of Credit Union Benefits Services, Inc. (1986-1997)	1	Director, Grand Mountain Bank FSB.
Year of birth: 1938		and Pension Specialist for CUNA Mutual Group (1997-2001).		Trustee, the Mosaic family of mutual
135 Sunset Blvd.				funds and Madison Strategic Sector
Tabernash, CO 80478				Premium Fund.
Class III Trustee
Interested Trustees:
Frank E. Burgess†	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. and	1	Director, Capital Bankshares, Inc.,
Year of birth: 1942		Madison Asset Management, LLC (1974-present).		Outrider Foundation, Inc., and
550 Science Drive				Santa Barbara Community Bankcorp.
Madison, WI 53711				Trustee, the Mosaic family of mutual
Class I Trustee and				funds and Madison Strategic Sector
Senior Vice President				Premium Fund.

*	Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Class I Trustees are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

-Class II Trustees are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
-Class III Trustees are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Burgess is an “interested person” (as defined in section 2(a) (19) of the 1940 Act) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.

Annual Report l December 31, 2011 l 25

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Supplemental Information (unaudited) continued

Officers:

The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupation During the
Position(s) Held with Registrant	Length of Time Served	Past Five Years and Other Affiliations
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc., and
Year of birth: 1959		Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Executive Officer of certain other funds in the Fund
Chief Executive Officer	Since 2010	Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
and Chief Legal Officer	Since 2008
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Chief Accounting Officer, Chief
Year of Birth: 1955		Financial Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).
Chief Accounting Officer,
Chief Financial Officer
and Treasurer
Mark E. Mathiasen	Since 2008	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of certain funds in the Fund
Year of birth: 1978		Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).
Secretary
Ray Di Bernardo	Since 2003	Vice President of Madison Investment Advisors, Inc. (2003-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1962
Vice President
Greg Hoppe	Since 2008	Vice President of Madison Mosaic, LLC (1999-present); Vice President of Madison Asset Management LLC (2004-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1969
Vice President
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group Inc. (2006-present). Chief Compliance Officer of certain other
Year of birth: 1957		funds in the Fund Complex, Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).
Chief Compliance Officer

*	Address for all Officers, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

26 l Annual Report l December 31, 2011

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Annual Report l December 31, 2011 l 27

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MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	Kevin M. Robinson	Madison Asset Management, LLC
	Chief Executive Officer and	550 Science Drive
Frank Burgess*	Chief Legal Officer	Madison, WI 53711

James Imhoff, Jr.	John Sullivan	Investment Adviser
	Chief Financial Officer, Chief	Guggenheim Funds Investment
Ronald A. Nyberg	Accounting Officer and Treasurer	Advisors, LLC
2455 Corporate West Drive
Ronald E.Toupin, Jr.,	Frank Burgess	Lisle, IL 60532
Senior Vice President
Chairman		Administrator
	Mark E. Mathiasen	Guggenheim Funds Investment
Lorence Wheeler	Secretary	Advisors, LLC
2455 Corporate West Drive
* Trustee is an “interested person” of the Fund as defined	Ray Di Bernardo	Lisle, IL 60532
in the Investment Company Act of 1940, as amended.	Vice President
Custodian
	Greg Hoppe	The Bank of NewYork Mellon
	Vice President	NewYork, NewYork

	Bruce Saxon	Legal Counsel
	Chief Compliance Officer	Vedder Price P.C.
Chicago, Illinois

Independent Registered Public Accounting Firm Ernst &Young LLP Chicago, Illinois

Privacy Principles of Madison/Claymore Covered Call & Equity Strategy Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison/Claymore Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov or www.guggenheim-funds.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

Annual Report l December 31, 2011 l 31

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

About the Investment Manager |

Madison Asset Management, LLC

Madison Asset Management, LLC (MAM), a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages approximately $16.0 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of December 31, 2011.

Investment Philosophy

MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process

The manager employs a fundamental, bottom-up strategy in constructing equity portfolios. The manager looks for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The manager follows a rigorous three-step process when evaluating companies and then employs an actively-managed option strategy to help enhance income and mitigate downside risk.

1. Business model. The manager looks for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2. Management. When assessing management, the manager looks to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3. Proper valuation. The final step in the process is assessing the proper valuation for the company. The manager strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the manager has high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC 02/12	NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-MCN-AR-1211

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the registrant’s fiscal year ended December 31, 2011, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)        (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes. Mr. Barnes is an “independent” Trustee for purposes of this Item 3 of Form N-CSR. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,000 and $46,000 for the fiscal years ended December 31, 2011, and December 31, 2010, respectively.

b).  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended December 31, 2011, and December 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

c). Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $5,000 and $7,000 for the fiscal years ended December 31, 2011, and December 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

d).  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended December 31, 2011, and December 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.           Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.          Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $5,000 and $7,000 for the fiscal years ended December 31, 2011, and December 31, 2010, respectively.

(h) Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is composed of: Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the responsibility for voting of proxies relating to its voting securities to its investment manager, Madison Asset Management, LLC (the “Investment Manager”).  The Investment Manager’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of the Investment Manager and Madison Investment Holdings, Inc., and Ray Di Bernardo, Portfolio Manager of the Investment Manager and Vice President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the registrant.  The Investment Manager is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5 (including the Trust)	338 million	1	$5 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	5 (including the Trust)	338 million	1	$5 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material conflicts of interest that may arise in connection with the Investment Manager's management of the registrant's investments and the investments of the other accounts: Note that of the five funds managed, the Madison Institutional Equity Option Fund, an open-end series of Madison Mosaic Equity Trust ("MADOX"), with investment strategies similar to the registrant, contains a fulcrum fee that rewards the adviser to the registrant if MADOX outperforms the BXM Index and penalizes the adviser for underperforming such index.  As of December 31, 2011, MADOX assets were approximately $5 million.   The adviser's compliance program includes procedures to monitor trades by MADOX, the registrant and other funds managed by the portfolio manager. In addition, potential conflicts of interest may arise because the adviser engages in portfolio management activities for clients other than the funds.  However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan.  The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2011, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison/Claymore Covered Call & Equity Strategy Fund	$100,001 - $500,000
Ray Di Bernardo	Madison/Claymore Covered Call & Equity Strategy Fund	$0

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)	Not Applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Madison Asset Management, LLC Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 5, 2012

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           March 5, 2012